Fair value measurements - Additional information (Detail) - JPY (¥) ¥ in Billions	12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019
Transfers out of / into Level 3
Differences between the fair value of the aggregate unpaid principal balance (which is contractually principally protected) of loans and receivables, more (less) than the principal balance of such loans and receivables	¥ 8	¥ 0
Differences between the fair value of the aggregate unpaid principal balance (which is contractually principally protected) of long-term borrowings more (less) than the principal balance of such long-term borrowings	¥ 27	¥ 50
Concentrations of credit risk, percentage	16.00%	16.00%
American Century Companies, Inc. [Member]
Transfers out of / into Level 3
Percentage of economic interest	39.19%	39.52%